Exhibit 99.4

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED DECEMBER 31, 2011 AND 2010

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
For the three months ended December 31, 2011 and 2010

	2011	2010
	(Unaudited)	(Unaudited)
Revenues	$1,519,355	1,925,245
Revenues-related parties	651,153	742,843
Total Revenues	2,170,508	2,668,088
Cost of revenues	2,053,179	2,621,166
Gross profit	117,329	46,922
Operating expenses (net):
Selling, general, and administrative	(80,284)	(74,989)
Operating income (loss)	37,045	(28,067)
Other (expenses) income:
Other income (expense)	1,926	(1,915)
Interest income	230
Total other income (expenses)	2,156	(1,915)
Income (loss) before income taxes	39,201	(29,982)
Income tax expense	-	-
Net income (loss)	$39,201	$(29,982)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	39,201	(29,982)
Foreign currency translation adjustments	(116,108)	(4,605)
Comprehensive loss	$(76,907)	$(34,587)

The accompanying notes are an integral part of these financial statements.

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
BALANCE SHEETS

	December 31, 2011	September 30, 2011
ASSETS	(Unaudited)
Current Assets:
Cash and cash equivalents	$115,303	$53,435
Accounts receivables, net	78,728	55,131
Other receivables - related parties	1,784,292	1,269,598
Inventories, net	1,199,988	1,338,573
Prepaid expenses and other current assets, net	1,090,996	1,829,353
Total current assets	4,269,307	4,546,090
Property, plant and equipment, net	14,852,569	14,789,486
Intangible assets	217,054	216,731
Total assets	$19,338,930	$19,552,307
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable and accrued expenses	1,180,648	913,113
Accounts and other payables-related parties	1,361,457	963,713
Advances from customers	517,417	1,025,005
Other liabilities		54,786
Taxes payable	13,046	252,422
Total Liabilities	3,072,568	3,209,039

SHAREHOLDERS' EQUITY
Paid-in capital	18,085,672	18,085,672
Accumulated other comprehensive income	116,108	232,215
Accumulated deficit	(1,935,418)	(1,974,619)
Total equity	16,266,362	16,343,268
Total liabilities and equity	$19,338,930	$19,552,307

The accompanying notes are an integral part of these financial statements.

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
STATEMENTS OF EQUITY
For the three months ended December 31, 2011
(Unaudited)

	Paid-in Capital	Retained Deficits	Other Comprehensive Income	Total Equity
Balance, September 30, 2011	$18,085,672	$(1,974,619)	$232,215	$16,343,268

Net income		39,201		39,201
Foreign currency translation loss			(116,107)	(116,107)

Balance, December 31, 2011	$18,085,672	$(1,935,418)	$116,108	$16,266,362

The accompanying notes are an integral part of these financial statements.

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
STATEMENTS OF CASH FLOWS
For the three month periods ended December 31, 2011 and 2010

	2011	2010
	(Unaudited)	(Unaudited)
OPERATING ACTIVITIES:
Net income (loss)	$39,201	$(29,982)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	56,422	49,415
Changes in operating assets and liabilities:
Prepaid expenses and other assets	734,173	56,718
Accounts receivable and other assets-related parties	(511,778)	(81,343)
Inventories	137,800	130,150
Accounts receivable	(23,463)	85,386
Accounts payable and accrued expenses	266,019	12,401
Accounts and other payable - related parties	395,490	264,007
Advances from customers	(504,712)	23,336
Other payables	(292,495)	(1,505)
CASH PROVIDED BY CONTINUING OPERATING ACTIVITIES	296,657	508,583

INVESTING ACTIVITIES:
Cash paid for the certificate of land use right	(217,638)	-
Purchases of property, plant and equipment	-	(489,762)
CASH USED IN INVESTING ACTIVITES	(217,638)	(489,762)

EFFECT OF EXCHANGE RATE ON CASH	(17,151)	11,803
Net increase in cash	61,868	30,624
Cash and cash equivalents, beginning of the period	53,435	589,342
Cash and cash equivalents, end of the period	$115,303	$619,966

The accompanying notes are an integral part of these financial statements.

LINGSHI XINGHAI MAGNESIUM INDUSTRY CO., LTD.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and Organization

Lingshi Xinghai Magnesium Industry Co., Ltd., a Chinese corporation, is referred to in this report as “we”, “us”, “our”, or “Lingshi Xinghai.”

Lingshi Xinghai, located in Shanxi province, China, was founded under the laws of the People’s Republic of China (the “PRC”) in February 2004. We produce and sell pure magnesium ingots in China. Taiyuan Yiwei Magnesium Industry Co., Ltd (“Yiwei Magnesium”), a company organized under the laws of the PRC, holds 100% interest in the company.

Basis of Presentation

We have defined various periods that are covered in this report as follows:

-            “fiscal 2011” – October 1, 2010 through September 30, 2011
-            “three months ended December 31, 2011” – October 1, 2011 through December 31, 2011.

The audited financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Summary of Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates in fiscal 2011 and fiscal 2010 include the allowance for doubtful accounts receivable, the allowance for obsolete inventory, and the useful life of property, plant and equipment.

Our estimate for allowance for uncollectible accounts is based on an evaluation of our outstanding accounts receivable, other receivables, and loans receivable including the aging of amounts due, the financial condition of our specific customers, knowledge of historical bad debt experience.  We group property plant and equipment into similar groups of assets and estimate the useful life of each group of assets; see Note 4 – Property, Plant and Equipment for further information on asset groups and estimated useful lives. Assumptions and estimates employed in these areas are material to our reported financial condition and results of operations.  Actual results could differ from these estimates.

Accounts Receivable

Accounts receivable are reported at net realizable value. We have established an allowance for uncollectible accounts based upon factors pertaining to the credit risks of specific customers, historical trends, aging of the receivable and other information.  Delinquent accounts are written off when it is determined that the amounts are uncollectible.  At December 31, and September 30, 2011, we did not have any amount in allowance for uncollectible accounts.

Inventories

Inventories, consisting of raw materials and finished goods, are stated at the lower of cost or market utilizing the weighted average method. Inventories as of December 31, and September 30, 2011 were $1,199,988 and $1,338,573, respectively. Due to the nature of our business and the short duration of the manufacturing process of our products, there was no material work-in-process inventory at December 31, and September 30, 2011.

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of (i) prepayments to vendors for merchandise that had not yet been shipped, (ii) other prepaid expenses, (iii) loans receivable and (iv) other receivables.  At December 31 and September 30, 2011, prepaid expenses and other current assets were $1,090,996 and $1,829,353, respectively.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated on a straight line basis over their estimated useful lives of three to forty years.  Maintenance and repairs are charged to expense as incurred.  Significant renewals and improvements are capitalized.

Impairment of Long-Lived Assets

In accordance with ASC 360, “Property, Plant, and Equipment”, we periodically review our long-lived assets, including goodwill and other intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable.  We recognize an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset.  The amount of impairment is measured as the difference between the estimated fair value and the book value of the underlying asset.  We did not record any impairment charges on property, plant and equipment during the three months ended December 31, 2011.

Advances from Customers

Advances from customers represent prepayments to us for merchandise that had not yet been shipped to customers.  Advances from customers totaled $517,417 and $1,025,005 at December 31, and September 30, 2011, respectively.

Comprehensive Income (loss)

We follow ASC 220, “Comprehensive Income” to recognize the elements of comprehensive income (loss). Comprehensive income (loss) is comprised of net income (loss) and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders.  Our comprehensive income for the three months ended December 31, 2011 included net income and foreign currency translation adjustments.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars.  The functional currency of our Chinese subsidiaries is the Renminbi (“RMB”), the official currency of the People’s Republic of China.  Capital accounts of the financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred.  Assets and liabilities are translated at the exchange rates as of the balance sheet date.  Income and expenditures are translated at the average exchange rates for the three month periods ended December 31, 2011 and 2010, respectively.  A summary of the conversion rates for the periods presented is as follows:

	December 31, 2011	December 31, 2010
Period end RMB: U.S. dollar exchange rate	6.3523	6.6118
Average fiscal-year-to-date RMB: U.S. dollar exchange rate	6.3535	6.6670

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through PRC authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into United States dollars at the rates applied in the translation.

Income Taxes

We account for income taxes in accordance with ASC 740, “Income Taxes.”  ASC 740 requires the recognition of deferred tax assets and liabilities to reflect the future tax consequences of events that have been recognized in our financial statements or tax returns.  Measurement of the deferred items is based on enacted tax laws.  In the event the future consequences of differences between the financial reporting and tax basis of our assets and liabilities result in a deferred tax asset, ASC 740 requires an evaluation of the probability that we will generate sufficient taxable income to be able to realize the future benefits indicated by the deferred tax assets.  A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some or the entire deferred tax asset will not be realized.

Revenue Recognition

We follow the guidance of ASC 605, “Revenue Recognition,” for revenue recognition.  In general, we record revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Value Added Taxes

Pursuant to the Provisional Regulation of China on Value Added Tax (“VAT”) and their rules, all entities and individuals that are engaged in the sale of goods in China are generally required to pay VAT at a rate of 17.0% of the gross sales proceeds received, less any deductible VAT already paid or borne by the taxpayer. Further, when exporting goods, the exporter is entitled to a portion of or a full refund of the VAT that it has already paid or borne.

NOTE 2 – COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and other comprehensive income or loss. Other comprehensive income or loss refers to revenue, expenses, gains and losses that under US GAAP are included in comprehensive income but excluded from net income as these amounts are recorded directly as adjustments to stockholders’ equity.

The following table shows the accumulated other comprehensive income balance as of December 31, 2011.

	Foreign Currency Items	Accumulated Other Comprehensive Income
Balance at September 30, 2011	$232,215	$232,215
Current-period change	(116,107)	(116,107)
Balance at December 31, 2011	$116,108	$116,108

NOTE 3 - INVENTORIES

Inventories at December 31, and September 30, 2011 consisted of the following:

	December 31, 2011	September 30, 2011

Raw materials	$779,783	$694,472
Finished goods	420,205	644,101
Total Inventory	$1,199,988	$1,338,573

Due to the nature of our business and the short duration of the manufacturing process for our products, there is no material work in progress inventory at December 31, and September 30, 2011.

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

At December 31, and September 30, 2011, property, plant and equipment, consisted of the following:

Property, Plant and Equipment
Description	Useful Life	December 31, 2011	September 30, 2011

Building	10-40 years	$4,859,254	$4,832,783
Manufacturing equipment	5-10 year	10,490,269	10,433,124
Office equipment and furniture	3-5 year	465	462
Autos and trucks	5 year	31,573	31,401
Construction in progress	N/A	274,142	272,649
Total		15,655,703	15,570,419
Less: accumulated depreciation		(803,134)	(780,933)
Property, Plant and Equipment, Net		$14,852,569	$14,789,486

For the three months ended December 31, 2011, depreciation expense totaled $55,972.

NOTE 5 – INTANGIBLE ASSETS

Lingshi Xinghai acquired 903,759 square feet of land use right in April 2011 and paid $217,638. The amortization for the land use right was $450 for the three months ended December 31, 2011.

NOTE 6 - PREPAID EXPENSES AND OTHER CURRENT ASSETS

At December 31 and September 30, 2011, prepaid expenses and other current assets, consisted of the following:

Description	September 30, 2011	September 30, 2011

Prepayments to vendors for merchandise that had not yet been shipped or services that had not been performed	$739,194	$185,242
Prepaid expenses	-	229,208
Other receivables	351,802	1,414,903
Total	$1,090,996	$1,829,353

NOTE 7 - RELATED PARTY TRANSACTIONS

List of Related Parties

We have specified the following persons and entities as related parties with ending balances as of December 31 and September 30, 2011:

	Yuwei Huang is the chief executive officer and chairman of Lingshi Xinghai and board member of China Direct Industries Inc. (“China Direct”).;
	Lifei Huang is a daughter of Yuwei Huang;
	Baotou Changxin Yiwei Magnesium Co., Ltd., a company organized under the laws of the PRC (“Baotou Magnesium”), is a subsidiary of China Direct;
	Taiyuan Yiwei Magnesium Co. Ltd., a company organized under the laws of the PRC (“Yiwei Magnesium”), is under the management of an officer of Lingshi Xinghai;
	Taiyuan Changxin Magnesium Co., Ltd., a company organized under the laws of the PRC (“Changxin Magnesium”), is a subsidiary of China Direct;
	Taiyuan Rimian Yiwei Magnesium Co. Ltd., a company organized under the laws of the PRC (“Rimian Magnesium), is under the management of an officer of Lingshi Xinghai;
	Taiyuan Jinwei Magnesium Co., Ltd., a company organized under the laws of the PRC (“Jinwei Magnesium”), is under the management of an officer of Lingshi Xinghai;
	Taiyuan Chingchen Yiwei Magnesium Co., Ltd., a company organized under the laws of the PRC (“Chingchen Magnesium”), is under the management of an officer of Lingshi Xinghai;
	CDI Shanghai Management Co., Ltd., a company organized under the laws of the PRC (“CDI Shanghai”), is a subsidiary of China Direct.;
	Taiyuan Haixu Magnesium Alloy Co., Ltd. , a company organized under the laws of the PRC (“Haixu Magnesium”), is under the management of an officer of Lingshi Xinghai;
	Lingshi Yihong Haixu Magnesium Alloy Co., Ltd. , a company organized under the laws of the PRC (“Yihong Magnesium”), is under the management of an officer of Lingshi Xinghai;
	Jiaocheng Yiwei Magnesium Co., Ltd, a company organized under the laws of the PRC (“Jiaocheng Magnesium”), is under the management of an officer of Lingshi Xinghai;
	Youdong Huang, an immediate family member of Yuwei Huang.

As of December 31, 2011, Other Receivables – related parties of $1,784,292 were comprised of the followings:

•           $664,917 Other Receivables from Jinwei Magnesium;
•           $204,644 Other Receivables from Chingchen Magnesium;
•           $914,731 Other Receivables from Yihong Magnesium.

As of September 30, 2011, Other Receivables – related parties of $1,269,598 were comprised of the followings:

•           $156,531 Other Receivables from Jinwei Magnesium;
•           $203,491 Other Receivables from Chingchen Magnesium;
•           $909,576 Other Receivables from Yihong Magnesium.

As of December31, 2011, Accounts and Other Payables - related parties were $1,361,457 and were comprised of accounts payable – related party of $252,603, Advance from Customers – related parties of $109,759, and Other Payables - related parties of $999,095 as set forth below:

As of September 30, 2011, Accounts and Other Payables - related parties were $963,713 and were comprised of accounts payable – related party of $251,180, Advance from Customers – related parties of $109,140, and Other Payables - related parties of $603,393 as set forth below:

Accounts Payable-related parties

As of December 31, 2011, Accounts Payable – related parties of $252,603 were comprised of the followings:

•           $132,251 Accounts Payable to Jinwei Magnesium;
•           $120,352 Accounts Payable to to Rimian Magnesium.

As of September 30, 2011, Accounts Payable – related parties of $251,180 were comprised of the followings:

•           $131,506 Accounts Payable to Jinwei Magnesium;
•           $119,674 Accounts Payable to to Rimian Magnesium.

As of December 31 and September 30, 2011, Advance from Customers – related parties were $109,759 and $109,140, respectively, from Changxin Magnesium.

Other Payables-related parties

As of December 31, 2011, Other Payables – related parties of $999,095 were comprised of the followings:

•           $84,294 Other Payables to CDI Shanghai;
•           $392,572 Other Payable to Changxin Magnesium;
•           $522,228 Other payable to Taiyuan Haixu Magnesium.

As of September 30, 2011, Other Payables – related parties of $603,393 were comprised of the followings:

•           $5,553 Other Payables to CDI Shanghai;
•           $78,266 Other Payables to Baotou Magnesium;
•           $390,360 Other Payable to Changxin Magnesium;
•           $129,214 Other payable to Taiyuan Haixu Magnesium.

NOTE 8 – EQUITY

During fiscal 2011, Yiwei Magnesium invested an additional $5,971,843 in Xinghai Magnesium. During fiscal 2011, Yiwei Magnesium officially and legally contributed property, plant and equipment that had been used in the business since 2008.  The assets contributed were valued at their fair value of $10,651,328 based on an independent appraisal.